TABLE OF CONTENTS

IB

EXHBITS & SCHEDULES

Exhibit A	Bill of Sale
Exhibit B	License Agreement
Schedule 1.01(a)	Inventory
Schedule 1.03(a)(i)	Assumed Liabilities
Schedule 1.04(c)	Wire Transfer Instructions
Exhibit C	Seller's Products

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this "**Agreement**"), made effective as of June 30, 2023, is entered into between HWH World, Inc., a Texas corporation ("**Seller**"), Sharing Services Global Corporation, a Nevada corporation ("**Buyer**").

RECITALS

WHEREAS, Seller is engaged in the business of product sourcing and distribution (the "**Business**"); and

WHEREAS, Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, the Seller's outstanding inventory, subject to the terms and conditions set forth herein;

WHEREAS, Seller requires certain liabilities related to the inventory, directly or indirectly, to be assumed by the Buyer, which the Buyer wishes to do, subject to the terms and conditions set forth herein; and

WHEREAS, Seller wishes to grant to the Buyer the exclusive right to license of its patents, trademarks, rights to manufacture, and rights sell its products and inventory worldwide, and Buyer wishes to purchase and accept from Seller, this exclusive licensing agreement, subject to the terms, conditions and understandings set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller's right, title, and interest in, to:

(a) all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts, and other inventories, including that set forth on Section 1.01 (a) of the disclosure schedules attached hereto;

(collectively, the "**Inventory**" or "**Purchased Assets**")

Section 1.02 Excluded Assets. Reserved.

Section 1.03 Assumed Liabilities.

(a) Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform, and discharge only the following liabilities of Seller (collectively, the "**Assumed Liabilities**"), and no other liabilities. Such Assumed Liabilities shall be defined those trade payables incurred as of June 30, 2023, by the Seller, including but not limited to:

(i) all trade accounts payable of Seller to third parties in connection with the Purchased Assets that remain unpaid as of June 30, 2023 as set forth on Section 1.03(a)(i) of the Disclosure Schedule;

(b) Notwithstanding any provision in this Agreement to the contrary, Buyer shall not assume and shall not be responsible to pay, perform, or discharge any Liabilities of Seller or any of its Affiliates of any kind or nature whatsoever other than the Assumed Liabilities, including, without limitation, any Liabilities arising from the Maiden Litigation.

Section 1.04 Purchase Price.

(a) The aggregate purchase price (the "**Purchase Price**") for the Purchased Assets shall be:

(i) the payment of $10.00 in cash (the "**Cash Purchase Price**") to the Seller;

(ii) the payment up to a maximum of $757,641.98 paid from Gross Proceeds (as defined hereinafter) generated from the sale of the Inventory (the "**Inventory Proceeds**") shall be paid quarterly to HWH World or its assigns within fifteen (15) calendar days of the last calendar day on which the quarter, commencing with the quarter ending on December 31, 2023. "**Gross Proceeds**" shall mean any amounts that HWH World receives from the sale of Seller's Inventory (as defined above), net of the related costs, as described and detailed on Section 1.01 (a) of the Disclosure Schedules;

(iii) the payment of one percent (1%) of the gross sale price ("**Royalty Proceeds**"), of all Seller's Products, with the type an historical names of such products being further defined in <u>Exhibit C</u> **("Seller's Products")**, sold, but not including the existing inventory items set forth in <u>Exhibit A</u>, for a period commencing November 1, 2023 and ending October 31, 2033.

(iv) plus the assumption of the Assumed Liabilities; and

(b) For avoidance of any doubt, Buyer must conduct the sales of any Inventory in a manner that maximizes the Gross Proceeds.

(c) Buyer shall pay the Cash Purchase Price on the Closing Date by wire transfer to Seller of immediately available funds in accordance with the wire transfer instructions set forth on Section 1.04 (c) of the Disclosure Schedules.

(d) Buyer shall pay the Inventory Proceeds to Seller by wire transfer to a depository account designated by the Seller or its assigns, within thirty (30) days of Buyer receiving any funds from any third-party in connection with any future transaction involving the Purchased Assets, with the wire transfer instructions set forth on Section 1.04 (c) of the Disclosure Schedules.

(e) Buyer shall pay the Royalty Proceeds to Seller by wire transfer to a depository account designated by the Seller or its assigns, within thirty (30) days of Buyer receiving any funds from such revenue stream, with the wire transfer instructions set forth on Section 1.04 (c) of the Disclosure Schedules.

Section 1.05 Allocation of Purchase Price. Section not used.

Section 1.06 Withholding Tax. Section not used.

Section 1.07 Third-Party Consents. To the extent that Seller's rights under any Purchased Asset may not be assigned to Buyer without the consent of another Person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller, at its expense, shall use its reasonable best efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer's rights under the Purchased Asset in question so that Buyer would not in effect acquire the benefit of all such rights, Seller, to the maximum extent permitted by Law and the Purchased Asset, shall act after the Closing as Buyer's agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Law and the Purchased Asset, with Buyer in any other reasonable arrangement designed to provide such benefits to Buyer.

ARTICLE II
CLOSING

Section 2.01 Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the "**Closing**") shall take place at an office of the Seller, being 1400 Broadfield Blvd., Suite 100, Houston, Texas 77084 or remotely by exchange of documents and signatures (or their electronic counterparts), at 5:00pm (CST)] time, simultaneously with the execution of this Agreement, or at such other time or place or in such other manner as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the "**Closing Date.**"

Section 2.02 Closing Deliverables.

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a Bill of Sale and Assumption Agreement in the form of Exhibit A attached hereto/in form and substance satisfactory to Buyer (the "**Bill of Sale**") and

duly executed by Seller, transferring the Purchased Assets to Buyer, and effecting the assignment to and assumption by Buyer of the Assumed Liabilities; and

(ii) an exclusive right to license of its patents, trademarks, rights to manufacture, and rights sell its products and inventory worldwide, to be documented and evidenced by that separate agreement, dated effective July 1, 2023, herein after referred to as that "**Licensing Agreement**"; and

(iii) such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i) the Cash Purchase Price;

(ii) the Bill of Sale and Assumption Agreement duly acknowledged by Buyer; and

(iii) such other customary instruments of transfer or assumption, filings, or documents, in form and substance satisfactory to the Seller, as may be required to give effect to the transactions contemplated by this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Texas. Seller has full corporate power and authority to enter into this Agreement and the other transaction documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other transaction document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, board, and shareholder action on the part of Seller. This Agreement and the transaction documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other transaction documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority

(collectively, "**Law**") or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority ("**Governmental Order**") applicable to Seller, the Business, or the Purchased Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity ("**Person**") or require any permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller or the Business is bound or to which any of the Purchased Assets are subject (including any Assigned Contract); or (e) result in the creation or imposition of any charge, claim, pledge, equitable interest, lien, security interest, restriction of any kind, or other encumbrance ("**Encumbrance**") on the Purchased Assets.

Section 3.03 ***Financial Statements.*** Section not used.

Section 3.04 **Undisclosed Liabilities.** Section not used

Section 3.05 **Absence of Certain Changes, Events, and Conditions.** To the best of the Seller's knowledge, since the Balance Sheet Date, the Business has been conducted in the ordinary course of business consistent with past practice and there has not been any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to: (a) the business, or (b) the value of the Purchased Assets.

Section 3.06 **Assigned Contracts.** Section not used.

Section 3.07 **Title to Purchased Assets.** Seller has good and valid title to all the Purchased Assets, free and clear of Encumbrances.

Section 3.08 Section Not Used.

Section 3.09 **Legal Proceedings; Governmental Orders.**

(a) To the best of the Seller's knowledge, there are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, "**Actions**") pending or, to Seller's knowledge, threatened against or by Seller: (i) relating to or affecting the Business, the Purchased Assets, or the Assumed Liabilities; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred, or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b) There are no outstanding Governmental Orders against, relating to, or affecting the Purchased Assets.

Section 3.10 **Compliance with Laws.** Seller believes it is in compliance with all Laws applicable to the ownership and use of the Purchased Assets.

Section 3.11 **Taxes.** Section not used.

Section 3.12 Brokers. No broker, finder, or investment banker is entitled to any brokerage fee, finder's fee, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction document based upon arrangements made by or on behalf of Seller.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this ARTICLE IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Nevada. Buyer has full corporate power and authority to enter into this Agreement and the other transaction documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other transaction document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the transaction documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other transaction documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other organizational documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder, or investment banker is entitled to any brokerage fee, finder's fee, or other fee or commission in connection with the transactions contemplated by this Agreement or any other transaction document based upon arrangements made by or on behalf of Buyer.

Section 4.04 Legal Proceedings. To the best of the Seller's knowledge, there are no Actions pending or, to Buyer's knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

ARTICLE V
COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall hold in confidence any and all information, whether written or oral, concerning the Business, except to the extent that

Seller can show that such information: (a) is generally available to and known by the public through no fault of Seller, or (b) is lawfully acquired by Seller, any of its affiliates, or their respective representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Seller or any of its affiliates or their respective representatives are compelled to disclose any information by Governmental Order or Law, Seller shall timely notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, *provided that* Seller, subject to the Buyer's payment/reimbursement, shall use reasonable efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer. Any liabilities arising out of the failure of Seller to comply with the requirements and provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction which would not otherwise constitute Assumed Liabilities shall be treated as liabilities not deemed to be Assumed Liabilities.

Section 5.03 Transfer Taxes. All sales taxes and/or conveyance taxes and fees (including any penalties and interest) incurred as a result of the sale of the Purchase Asset, if any, shall be borne and paid by Buyer. Any ad valorem, property taxes or similar tax associated with the Purchased Assets are part of the Assumed Liabilities by the Buyer.

Section 5.04 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other transaction documents.

ARTICLE VI
INDEMNIFICATION

Article VI and sections thereunder are intentionally deleted.

ARTICLE VII
MISCELLANEOUS

Section 7.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 7.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next

business day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

If to Seller:	HWH World, Inc. 1400 Broadfield Blvd., Suite 100 Houston, Texas 77084 Email: frank.heuszel@dssworld.com Attention: Frank D. Heuszel, President
If to Buyer:	Sharing Services Global Corporation 5200 Tennyson Parkway, Plano TX 75024 Email: jt@shrginc.com Attention: John "JT" Thatch, Chief Executive Officer

Section 7.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 7.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 7.05 Entire Agreement. This Agreement and the other transaction documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter, including, without limitation, that certain Securities Purchase Agreement made as of July 1, 2023 by and between HWH World and Buyer. In the event of any inconsistency between the statements in the body of this Agreement and those in the other transaction documents, the exhibits, and the Disclosure Schedules, the statements in the body of this Agreement will control.

Section 7.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Buyer may not assign its rights or obligations hereunder without the prior written consent of the Seller, at the sole discretion of the Seller. The Seller may assign its rights under this Agreement to any subsidiary or affiliate without any further consent from the Buyer required. The Buyer may not assign its rights to a non-subsidiary or non-affiliate, without the prior written consent of the Buyer, which consent shall not be unreasonably withheld or delayed. Any purported assignment in violation

of this Section shall be null and void. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 7.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 7.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America or the courts of the State of Texas in each case located in the city of Houston, Texas and county of Harris, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 3rd day of November, 2023, closed at a later date, but effective for all purposes July 1, 2023, by their duly authorized officers.

HWH WORLD, INC.

By: [signature]

Name:

Title:

SHARING SERVICES GLOBAL CORPORATION

By: [signature]

Name: JOH "JT" THATCH

Title: CEO

EXHIBIT A

BILL OF SALE AND ASSUMPTION AGREEMENT

This Bill of Sale and Assumption Agreement (this "**Bill of Sale**") is entered into as of July 1, 2023, by and between HWH World, Inc., a Texas corporation ("**Seller**"), and Sharing Services Global Corporation, a Nevada corporation ("**Buyer**").

1. Definitions. Unless specifically designated otherwise, capitalized terms used in this Bill of Sale shall have the meanings given them in that certain Asset Purchase Agreement between Seller and Buyer dated July 1, 2023 (the "**Asset Purchase Agreement**"). The terms of the Asset Purchase Agreement are incorporated herein by this reference.

2. Sale of Assets. Subject to the terms, conditions and limitations set forth in the Asset Purchase Agreement, Seller, as of the Closing Date, for valuable consideration, the receipt of which is hereby acknowledged, hereby sells, assigns, grants and conveys all of Seller's right, title and interest in and to all of the Purchased Assets, to Buyer, its successors and assigns, to its and their own use and benefit, forever.

3. Assumption. Subject to the terms, conditions and limitations set forth in the Asset Purchase Agreement, Seller hereby assigns the Assumed Liabilities to Buyer, and Buyer hereby accepts such assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants of, and to pay and discharge all of, the Assumed Liabilities.

4. Miscellaneous.

(a) Seller and Buyer hereby agree that they will, from time to time, execute and deliver such further instruments of conveyance and transfer as may be reasonably required to implement and effect (i) the sale of the Purchased Assets pursuant to the Asset Purchase Agreement, and (ii) the assumption of the Assumed Liabilities pursuant to the Asset Purchase Agreement.

(b) This Bill of Sale has been executed to implement the Asset Purchase Agreement and nothing contained herein shall be deemed or construed to impair or alter any of the provisions of the Asset Purchase Agreement.

(c) This Bill of Sale is executed and delivered in, and shall be construed and enforced in accordance with the laws of the State of Texas, without reference to conflict of law provisions, and shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties to this Bill of Sale.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale on the date first above written.

"BUYER"

SHARING SERVICES GLOBAL CORPORATION

By: ______________________
Name: JOHN "JT" THATCH
Title: CEO
Date: 11/3/23

"SELLER"

HWH WORLD, INC.

By: ______________________
Name: FRANK D. HEUSZEL
Title: President
Date: 11/3/2023

EXHBIT B

EXCLUSIVE INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Exclusive Intellectual Property License Agreement "*Agreement*" is effective as of July 01, 2023 by and among **HWH World, Inc.**, a Texas corporation ("*Licensor*" *or* "*HWH*"), and **Sharing Services Global Corporation**, a Nevada corporation ("*Licensee*" *or* "*SHRG*").

WHEREAS, HWH owns numerous registered and unregistered trademarks, service marks, Patents, products, product formulas, product packaging, product name(s), other proprietary information, domains, domain names, distribution and production networks, Logo(s), copyrights, endorsements, and other similar intangible assets (collectively, "*HWH's Intellectual Property*"); and

WHEREAS, Licensee wishes to obtain a license to use HWH's Intellectual Property in connection with its business activities and operations;

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, part of which is recited herein, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1) **GRANT OF LICENSE**. HWH grants an exclusive, non-transferable (except as maybe set forth herein) license to Licensee to use HWH's Intellectual Property (as more particularly described in *Exhibit A* attached hereto and incorporated herein for all purposes) for Licensee's business activities and operations. Licensee shall not sublicense the rights granted herein or otherwise approve the use of HWH's Intellectual Property by any person; provided, however, Licensee may sublicense HWH's Intellectual Property, directly or indirectly, to an affiliate of Licensee.

2)

3) **OWNERSHIP OF INTELLECTUAL PROPERTY**. Licensee acknowledges that HWH is the exclusive owner(s) of all right, title and interest to HWH's Intellectual Property, at no time, either during this Agreement or at any time, thereafter, shall Licensee challenge, or cause to be challenged, HWH's exclusive ownership of all rights, title and interest to HWH's Intellectual Property. Further, HWH shall continue to have and expressly retain the right to assign all rights title and interests in this Agreement, and related transaction documents, including, but not limited to, any third-party, affiliate, or subsidiary.

4) **ROYALTY PAYMENTS**. As part of the consideration by the Licensee to Licensor, commencing on November 01, 2023, HWH shall be entitled to the payment of a 1% royalty, being defined as 1% of the gross sale price, of all Licensor's new products made and sold, outside of that existing inventory conveyed to Licensee under the terms of that Asset Purchase Agreement of

similar date, ("*Royalty Payments*") for a period of 10 years to the Licensor.

Royalty Payments under this Agreement shall be made by Licensee to Licensor by wire transfer to a depository account designated by the Licensor or its assigns, within thirty (30) days of Licensee receiving any funds from any third-party in connection with any transaction, sale, or exchange involving the HWH Intellectual Property, with the wire transfer instructions being set forth on Exhibit B. Such payment requirements shall extend beyond the maturity of this Agreement until all applicable payments have been received by Licensor.

5) **TERM AND TERMINATION**. This Agreement shall commence as of the Effective Date and remain in effect for a period ending on November 01, 2033, provided that Licensee does not terminate it. Licensee may terminate this Agreement with or without cause at any time. Immediately upon termination of this Agreement for any reason, Licensee shall permanently cease all use of HWH's Intellectual Property.

6) **BROKERS**. No broker, finder, or investment banker is entitled to any brokerage fee, finder's fee, or other fee or commission in connection with the license agreement or any transactions contemplated by this Agreement, or any other transaction document based upon arrangements made by or on behalf of Licensor.

7) **ADMENDMENT AND MODIFICATION; Waiver**. Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

8) **GOVERING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.** This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America or the courts of the State of Texas in each case located in the city of Houston, Texas and county of Harris, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE

OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9) **NOTICES.** All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses or at such other address for a party as shall be specified in a notice given.

If to Licensor:

HWH World, Inc.
1400 Broadfield Blvd., Suite 100
Houston, Texas 77084
Email: frank.heuszel@dssworld.com
Attention: Frank D. Heuszel, President

If to Licensee:

Sharing Services Global Corporation
5200 Tennyson Parkway, Plano TX 75024
Email: achan@shrginc.com
Attention: Anthony S. Chan, Chief Financial Officer

10) **INTRPRETATIONS: Headings.** This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

11) **REMEDIES.** Licensee acknowledges that HWH's Intellectual Property is enormously valuable to HWH and that Licensee's continued use of HWH's Intellectual Property after the termination of this Agreement will cause substantial and irreparable injury to HWH. Licensee

acknowledges and agrees that HWH shall be entitled to automatic emergency injunctive relief from a court for specific performance of this Agreement and a violation of the trademark laws if Licensee (or its affiliates) continue to use (or seek to register) HWH's Intellectual Property or similar intellectual property following the termination of this Agreement or otherwise create the impression that they are still connected with HWH. If HWH commences legal action to stop the use of HWH's Intellectual Property by Licensee or Licensee's affiliates, HWH shall be entitled to an award of its reasonable costs and attorney's fees in addition to any other legal and equitable relief to which it may be entitled if it prevails in such action.

12) **COUNTERPARTS**. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

13) **COMPLETE AGREEMENT**. This Agreement constitutes the entire agreement between the parties with respect to Licensee's licensed use of HWH's Intellectual Property and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter.

[Signature Page Follows]

LICENSOR:

HWH World, Inc.,

a Texas corporation

By: ____________________

Printed Name: FRANK D. HEUSZEL

Title: President.

LICENSEE:

SHARING SERVICES GLOBAL CORPORATION

a Nevada corporation

By: ____________________

Printed Name: JOHN "JT" THATCH.

Title: CEO

[Exhibit A Follows]

EXHIBIT A TO LICENSE AGREEMENT

Registered and unregistered trademarks, service marks, Patents, products, product formulas, product packaging, product name(s), other proprietary information, domains, domain names, distribution and production networks, Logo(s), copyrights, endorsements, and other similar intangible assets

EXHIBIT B TO LICENSE AGREEMENT

Wire Transfer Instructions

HWH World, Inc.
275 Wiregrass Parkway
West Henrietta, NY 14586

ACH TRANSFER:

HWH World, Inc.
Account# 483066005514
ABA# 021000322

Bank of America

WIRE TRANSFER:

HWH World, Inc.
Account# 483066005514
ABA# 026009593
SWIFT Code: BOFAUS3N

Bank of America

Schedule 1.01(a)
Inventory

HWH World Complete Inventory 6-30-23

Item Code	Item Description	Location	In Stock	EXP Date	Total Cost EA	Total Ext Cost
PM5113	Aloe Gelee 4 oz Tube w/Flip Top Cap (Screer	Cosmetic labs	2730	NA	$ 0.45	$ 1,228.50
pm037	4 Pack Box - New - Ea (for TruAloe/32 oz)	Lily of the Desert	5132	NA	$ 0.45	$ 2,309.40
BP0133	Spirulina tablets (Per thousand)	Progressive	48	NA	$ 16.50	$ 785.40
L1544	Endurance 60 (US) Labels	Progressive	2000	NA	$ -	$ -
L15442	Endurance 120 (US) Labels	Progressive	3300	NA	$ -	$ -
L1544MY	Microhydrin 60 tablets MY label	Progressive	27909	NA	$ 0.11	$ 2,933.51
L1600	MSM w Microhydrin label	Progressive	700	NA	$ -	$ -
L1600	Joint Rescue (US) Label	Progressive	1732	NA	$ 0.34	$ 588.88
L1650	Neurobright label	Progressive	1200	NA	$ 0.39	$ 468.00
L1650	Focus120 (US) Label	Progressive	1476	NA	$ 0.34	$ 501.84
L1665	SA-Core Label	Progressive	1712	NA	$ 0.15	$ 256.80
L1665	Rejuvinate You (US) Labels	Progressive	2000	NA		$ -
L1667	Diosin / Labels	Progressive	1414	NA	$ 0.27	$ 381.78
L1667	Endless Energy (US) Labels	Progressive	400	NA	$ -	$ -
L1740MY	Over 30 Plus Labels (MY)	Progressive	42000	NA	$ -	$ -
L1820	Immune Shield US	Progressive	1030	NA	$ -	$ -
L1820MY	Immune Shield Malaysia	Progressive	4400	NA	$ -	$ -
L1860	Endurance Plus 60 (US) Labels	Progressive	1860	NA	$ -	$ -
L1862	Endurance Plus 120 (US) labels	Progressive	0	NA	$ -	$ -
L2500	Aloe Hero Pouch	Progressive	1860	NA		$ -
L2500MY	Vitaloe Label Malaysia	Progressive	6711	NA	$ 0.61	$ 4,093.71
L44770	Artichoke Labels	Progressive	1320	NA	$ 0.11	$ 138.75
L44770	Cleanse 90 Labels US)	Progressive	4100	NA		$ -
L49601MY	Spirulina Powder Labels	Progressive	230	NA	$ 0.52	$ 120.18
L49602	Spirulina 200 ct labels US Malaysia	Progressive	24750	NA	0.11	$ 2,722.50
PM1740	Over 30 Plus Boxes (Malaysia)	Progressive	292	NA	$ 1.40	$ 408.22
RM021	SMH	Progressive	500.00	NA	$ 34.54	$ 17,270.10
RM316	BI-Alloe per kg	Progressive	39.77	NA	$ 446.00	$ 17,737.42
						$ 51,944.98

HWH World Complete Inventory 6-30-23

Item Code	Item Description	Location	In Stock	EXP Date	Total Cost EA	Total Ext Cost
1544	Microhydrin (60) (	Dallas	535	04-24	$ 2.87	$ 1,535.45
15442	Microhydrin (120)	Dallas	0	05-24	$ 4.49	$ -
1544MY	Microhydrin (60) I	Dallas	0	08-24	$ 2.87	$ -
1600	Joint Rescue	Dallas	719	09-24	$ 6.31	$ 4,536.89
1650	Focus	Dallas	2206	12-24	$ 12.17	$ 26,847.02
1665	SA-Core	Dallas	1274	07-24	$ 4.83	$ 6,153.42
1665MY	SA-Core	Dallas	12108	08-24	$ 4.83	$ 58,481.64
1667	Endless Energy	Dallas	2031	11-24	$ 4.38	$ 8,895.78
1730	Over 30 Plus	Dallas	819	11-24	$ 14.99	$ 12,276.81
1820	Immune Shield	Dallas	2474	10-24	$ 4.73	$ 11,702.02
1860	Microhydrin Plus (	Dallas	0	05-24	$ 3.54	$ -
1862	Endurance Plus (1	Dallas	1664	10-24	$ 5.73	$ 9,534.72
2022Cat	2022 RBC Life Cat	Dallas	158	NA	$ 0.53	$ 83.74
2500	VitAloe (US)	Dallas	0	06-24	$ 12.42	$ -
2500MY	VitAloe MY	Dallas	7288	06-24	$ 12.42	$ 90,516.96
2600	Citrus Spray	Dallas	479	NA	$ 7.00	$ 3,353.00
4200	RBC Rollief	Dallas	420	NA	$ 16.00	$ 6,720.00
44770	Artichoke Liver Cl	Dallas	0	12-23	$ 3.81	$ -
49601	Spirulina Powder (	Dallas	3053	02-24	$ 18.51	$ 56,520.80
49601MY	Spirulina Powder (	Dallas	1004	04-24	$ 13.54	$ 63,278.12
49602	Spirulina Strong (2	Dallas	4527	10-24	$ 4.84	$ 21,910.68
49602MY	Spirulina (200(Tal	Dallas	1513	12-24	$ 5.08	$ 7,686.04
49603	Spirulina (200) US	Dallas	1957	10-24	$ 11.27	$ 22,055.39
5000	Oliviva	Dallas	100	03-24	$ 10.57	$ 1,057.00
5000	Oliviva	Dallas	1492	11-24	$ 10.57	$ 15,770.44
5000MY	OliViva Malaysia	Dallas	9789	10-24	$ 10.57	$ 103,469.73
5113	Aloe Gelee/4 oz	Dallas	2740	NA	$ 2.39	$ 6,548.60
5113MY	Aloe Gelee/4 oz	Dallas	0	07-24	$ 2.39	$ -
5130	Royal Aloe Juice (4	Dallas	1191	02-25	$ 20.42	$ 24,310.01
5130MY	TruAloe Peach (4	Dallas	612	02-25	$ 20.42	$ 12,497.04
5137	Royal Aloe Juice R	Dallas	0	02-25	$ 5.11	$ -
8000	RBC Life T-Shirt XS	Dallas	5	NA	$ 11.83	$ 59.15
8001	RBC Life T-Shirt S	Dallas	100	NA	$ 11.83	$ 1,183.00
8002	RBC Life T-Shirt M	Dallas	99	NA	$ 11.83	$ 1,171.17
8003	RBC Life T-Shirt L	Dallas	137	NA	$ 11.83	$ 1,620.71
8004	RBC Life T-Shirt XL	Dallas	139	NA	$ 11.83	$ 1,644.37
8005	RBC Life T-Shirt 2X	Dallas	10	NA	$ 11.83	$ 118.30
8006	RBC Life T-Shirt 3X	Dallas	5	NA	$ 11.83	$ 59.15
BP0133	Spirulina tablets (	Dallas	209.2	12-24	$ 16.50	$ 3,451.80
E10150	Eller High Organic	Dallas	1719	12-23	$ 5.00	$ 8,595.00
E10260	Eller Regenerating	Dallas	1270	12-23	$ 3.00	$ 3,810.00
E13001	ACTIVLIFT SERUM	Dallas	1167	12-23	$ 3.75	$ 4,376.25
E13003	ACTIVLIFT NIGHT (	Dallas	1173	12-23	$ 3.75	$ 4,398.75
E13007	ACTIVLIFT SOAP	Dallas	2290	04-24	$ 1.50	$ 3,435.00
E13009	Ecodent Toothpas	Dallas	567	12-23	$ 3.00	$ 1,701.00
F100	Eller Unique Prote	Dallas	1643	12-24	$ 10.00	$ 16,430.00
L5000	Oliviva Sleeves US	Dallas	1200	NA	$ 0.30	$ 357.60
L5000MY	Oliviva Sleeves M'	Dallas	17000	NA	$ 0.30	$ 5,066.00
L5137MY	Tru Aloe Peach / 3	Dallas	13600	NA	$ 0.54	$ 7,344.00
P49602	Spirulina Strong P	Dallas	1650	NA	$ -	$ -
P49603	Spirulina Strong P	Dallas	1250	NA	$ -	$ -
PM075	32 oz Empty Bottl	Dallas	2505	NA	$ 0.50	$ 1,262.52
PM077	New Caps for Olivi	Dallas	110550	NA	$ 0.04	$ 4,366.73
PM1600	MSM Boxes	Dallas	5875	NA	$ 0.41	$ 2,432.25
PM1650	Neurobright	Dallas	7722	NA	$ 0.31	$ 2,409.26

PM1740	Over 30 Plus Boxe	Dallas		3660	NA	$	1.40	$ 5,116.68
PM51138W	Aloe Gelee 4 oz Tu	Dallas		1364	NA	$	0.45	$ 613.80
RM017	Zeofree 600 - Kg (	Dallas		0	06-23	$	5.93	$ -
RM019	Cab-O-Sil EH-5 - Kg	Dallas		10	06-24	$	42.22	$ 422.18
RM021	SMH	Dallas		124.65	03-25	$	34.54	$ 4,305.44
RM030	Spirulina Powder 8	Dallas		325.00	03-25	$	23.00	$ 7,475.00
RM044	Magnesium Sulfat	Dallas		22.60	03-25	$	1.58	$ 35.80
RM045	Mannitol, USP/FC	Dallas		11.60	10-23	$	12.80	$ 148.48
RM046	Potassium Carbon	Dallas		97.05	06-24	$	3.18	$ 308.73
RM047	Potassium Citrate	Dallas		213.12	02-25	$	5.75	$ 1,225.44
RM050	Magnesium Ascor	Dallas		0.00	07-23	$	16.00	$ -
RM115	Olive Lead Extract	Dallas		1750.00	04-25	$	20.00	$ 35,000.00
RM132	Calcium Hydroxide	Dallas		14.30	08-23	$	0.85	$ 12.16
RM139	High Oleic Sunflov	Dallas		0.00	06-23	$	7.22	$ -
								$ 705,697.00

Schedule 1.03(a)(i)

Assumed Liabilities

All liabilities of HWH World, Inc. that have been incurred, created, realized that has occurred as of June 30, 2023, including but not limited to:

- All vendor accounts payable, including those set forth and enumerated in the A/P Aging Detail schedule below;
- All other trade payables;
- Any liability for any employees or consultants, if any, that occurred or resulted from such employee(s) or consultant(s) work, contractual obligation, and/or expenses incurred after June 30, 2023;
- Any liability or suit created by the Buyer's use of the assets, handling of the employees and/or consultants, or false representations made by the Buyer after June 30, 2023; and
- Any commissions that are due or in dispute owing to any distributor or sales person.

DSS, Inc.
Corporate Entity : Decentralize Sharing Systems, Inc. : HWH World, Inc. (Consolidated)
A/P Aging Detail
End of Jun 2023

Vendor Vendor	Transaction Type	Date	Document Number	Due Date	Age	Open Balance	Paid	Unpaid
A Truck Express Inc.								
	Bill	4/15/2023	516812	5/15/2023	168	$37.56		
	Bill	4/29/2023	517841	5/29/2023	154	$48.56		
Total - A Truck Express Inc.						$86.12		$86.12
Alexandra Sabot								
	Bill	6/9/2023	5	7/9/2023	113	$850.00	paid	
	Bill	6/23/2023	6	7/23/2023	99	$765.00	paid	
Total - Alexandra Sabot						$1,615.00	paid	
Analytical Foods Laboratories								
	Bill	4/10/2023	A2303693	4/10/2023	203	$393.03		
	Bill	4/18/2023	A2304309	4/18/2023	195	$165.60		
	Bill	4/18/2023	A2303945	4/18/2023	195	$306.09		
	Bill	4/20/2023	A2304389	4/20/2023	193	$234.57		
Total - Analytical Foods Laboratories						$1,099.29		$1,099.29
BioChroma Analytical Labs, LLC								
	Bill	5/12/2023	45140	6/11/2023	141	$468.66		
Total - BioChroma Analytical Labs, LLC						$468.66		$468.66
DPS Print Inc.								
	Bill	5/4/2023	9336	6/3/2023	149	$736.29	paid	
	Bill	5/4/2023	9337	6/3/2023	149	$577.80	paid	
Total - DPS Print Inc.						$1,314.09	paid	
Embassy Suites								
	Journal	4/28/2023	JE13739	4/28/2023	185	$1,537.24	paid	
Total - Embassy Suites						$1,537.24	paid	
Exigo Office, Inc.								
	Bill	6/15/2023	5064548	6/15/2023	137	$60.00	paid	
	Bill	6/15/2023	5064457	6/15/2023	137	$2,500.00	paid	
	Bill	6/19/2023	5064697	6/19/2023	133	$543.50	paid	
	Bill	6/26/2023	5064840	6/26/2023	126	$1,356.00	paid	
Total - Exigo Office, Inc.						$4,459.50	paid	
FedEx								
	Bill	5/9/2023	8-125-97100	6/9/2023	174	$540.19		
	Bill	5/16/2023	8-132-37016	5/16/2023	167	$1,032.34		
	Bill	5/16/2023	8-132-37017	5/16/2023	167	$14.50		
	Bill	5/23/2023	8-139-67440	5/23/2023	160	$102.00		
	Bill	5/23/2023	8-139-67441	5/23/2023	160	$85.90		
	Bill	5/30/2023	8-146-80981	5/30/2023	153	$64.81		
	Bill	5/30/2023	8-146-80980	5/30/2023	153	$39.08		
	Bill	6/6/2023	9-652-25862	6/6/2023	146	$13.93		
	Bill	6/6/2023	8-153-42503	6/6/2023	146	$8.20		
	Bill	6/6/2023	8-153-42502	6/6/2023	146	$168.62		
	Bill	6/13/2023	8-160-44570	6/13/2023	139	$32.41		
	Bill	6/13/2023	8-160-44569	6/13/2023	139	$144.17		
	Bill	6/15/2023	9-652-87670	6/15/2023	137	$25.74		
	Bill	6/20/2023	9-653-21099	6/20/2023	132	$10.36		
	Bill	6/20/2023	8-167-72606	6/20/2023	132	$211.64		
	Bill	6/20/2023	8-167-72605	6/20/2023	132	$124.08		
	Bill	6/27/2023	8-174-70847	6/27/2023	125	$860.80		
	Bill	6/27/2023	8-174-70846	6/27/2023	125	$27.66		
	Bill	6/28/2023	2-173-02603	6/28/2023	124	$357.51		
Total - FedEx						$3,865.14		$3,865.14
Global Access LLC								
	Bill	4/17/2023	63262	5/2/2023	181	$2,777.98	paid	
	Bill	4/25/2023	63326	5/10/2023	173	$776.68	paid	
	Bill	5/1/2023	63389	5/16/2023	167	$436.35	paid	
	Bill	5/4/2023	63432	5/19/2023	164	$2,094.40	paid	
	Bill	5/10/2023	63464	5/25/2023	158	$64.63	paid	
	Bill	5/15/2023	63565	5/30/2023	153	$284.68	paid	
	Bill	5/18/2023	63290	6/2/2023	150	$470.76	paid	
	Bill	5/22/2023	63626	6/6/2023	146	$634.71	paid	
	Bill	5/23/2023	63463	6/7/2023	145	$585.07	paid	
	Bill	5/24/2023	63627	6/8/2023	144	$430.86	paid	
	Bill	5/30/2023	63689	6/14/2023	138	$248.17	paid	
	Bill	6/1/2023	63756	6/16/2023	136	$459.35	paid	

	Bill	6/8/2023	63690	6/23/2023	129	$233.48	paid	
	Bill	6/13/2023	63865	6/28/2023	124	$511.55	paid	
	Bill	6/14/2023	63866	6/29/2023	123	$214.13	paid	
	Bill	6/19/2023	63955	7/4/2023	118	$598.46	paid	
	Bill	6/21/2023	63520	7/6/2023	116	$221.06	paid	
	Bill	6/21/2023	63966	7/6/2023	116	$37.10	paid	
	Bill	6/23/2023	63758	7/8/2023	114	$71.20	paid	
	Bill	6/28/2023	64031	7/13/2023	109	$310.20	paid	
	Bill	6/28/2023	64032	7/13/2023	109	$166.38	paid	
Total - Global Access LLC						**$11,607.21**	paid	
Micro Quality Labs Inc.								
	Bill	3/24/2023	MQL0000000069134	4/23/2023	190	$710.00		
	Bill	3/24/2023	MQL0000000069133	4/23/2023	190	$710.00		
	Bill	4/14/2023	MQL0000000072620	5/14/2023	169	$710.00		
	Bill	4/14/2023	MQL0000000072621	5/14/2023	169	$710.00		
	Bill	5/10/2023	MQL0000000076213	6/9/2023	143	$710.00		
	Bill	5/10/2023	MQL0000000076214	6/9/2023	143	$710.00		
	Bill	6/28/2023	MQL0000000084887	7/28/2023	94	$710.00		
	Bill	6/28/2023	MQL0000000084886	7/28/2023	94	$710.00		
	Bill	6/29/2023	MQL0000000085477	7/29/2023	93	$710.00		
	Bill	6/29/2023	MQL0000000085476	7/29/2023	93	$710.00		
Total - Micro Quality Labs Inc.						**$7,100.00**		**$7,100.00**
Payquicker LLC								
	Bill	4/24/2023	013888	4/24/2023	189	$570.00		
	Bill	4/24/2023	013874	4/24/2023	189	$645.00		
Total - Payquicker LLC						**$1,215.00**		**$1,215.00**
Southwest Materials Handling Co.								
	Bill	5/5/2023	01R3016290	6/4/2023	148	$1,301.51		
	Bill	6/2/2023	01R3022100	7/2/2023	120	$1,301.51		
Total - Southwest Materials Handling Co.						**$2,603.02**		**$2,603.02**
Staples Business Credit								
	Bill	3/25/2023	1647974735	4/24/2023	189	$25.99		
Total - Staples Business Credit						**$25.99**		**$25.99**
Uline Shipping Supplies								
	Bill	5/11/2023	163540675	6/10/2023	142	$311.79		
	Bill	5/23/2023	163962360	6/22/2023	130	$189.04		
Total - Uline Shipping Supplies						**$500.83**		**$500.83**
United Parcel Service								
	Bill	5/13/2023	0000747809193	5/13/2023	170	$726.21		
	Bill	5/20/2023	0000747809203	5/20/2023	163	$1,093.25		
	Bill	5/27/2023	0000747809213	5/27/2023	156	$793.17		
	Bill	6/3/2023	0000747809223	6/3/2023	149	$673.20		
	Bill	6/10/2023	0000747809233	6/10/2023	142	$1,025.67		
	Bill	6/17/2023	0000747809243	6/17/2023	135	$910.63		
	Bill	6/24/2023	0000747809253	6/24/2023	128	$735.24		
Total - United Parcel Service						**$5,957.37**		**$5,957.37**
Total						**$43,454.46**		
Total Unpaid as of 10/31/2023								**$22,921.42**

Schedule 1.04(c)

Wire Transfer Instructions

HWH World, Inc.
275 Wiregrass Parkway
West Henrietta, NY 14586

ACH TRANSFER:

HWH World, Inc.
Account# 483066005514
ABA# 021000322

Bank of America

WIRE TRANSFER:

HWH World, Inc.
Account# 483066005514
ABA# 026009593
SWIFT Code: BOFAUS3N

Bank of America

EXHBIT C

SELLER'S PRODUCTS

As set forth in that Property License Agreement between Buyer and Seller of the same date:

Registered and unregistered trademarks, service marks, Patents, products, product formulas, product packaging, product name(s), other proprietary information, domains, domain names, distribution and production networks, Logo(s), copyrights, endorsements, and other similar intangible assets

Which includes;

HWH World, Inc. Product Names:

1. 24 SEVEN LIFE ESSENTIAL
2. ALOE GELEE
3. ARTICHOKE
4. C7
5. CELLUTION 7
6. COLLAGEN HLA
7. COLO-VADA PLUS
8. DEPSYL
9. DIOSIN
10. DIOSIN-2
11. FIRSTFOOD COLOSTRUM
12. GREEN PHYTO-POWER
13. IMMUNE 360
14. IMMUNE SHIELD
15. MAGICAL® PLUS
16. MICROBRITE
17. MICROHYDRIN
18. MSM
19. NEUROBRIGHT
20. OLIVIVA
21. PHYCOTENE
22. PHYCOTENE OIL
23. PROBALANCE
24. PROTIVITY
25. PURE CLEANSE
26. PURE ENZYMES
27. PURE FOCUS & ENERGY
28. PURE PRO - CHOCOLATE
29. PURE PRO - VANILLA
30. PURE PROBIOTICS
31. RBC LIFE SCIENCES
32. ROYAL RELIEF
33. SACORE
34. SILICA MINERAL HYDRIDE COMPLEX
35. SLIM SHAKE
36. SPIRULINA
37. SPIRULINA NANOCLUSTERS
38. TRIPLE FX
39. TRIPLE FX® ENERGY SHOT (SINGLE)
40. TRUALOE PEACH
41. VITALOE